UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) March 21, 2016

AT&T INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-8610	43-1301883
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

208 S. Akard St., Dallas, Texas	75202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (210) 821-4105

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On March 21, 2016 (the “Settlement Date”), AT&T Inc. (“AT&T”) completed its previously announced debt exchange offers (the “Exchange Offers”) to exchange all validly tendered and not validly withdrawn 2.400% Senior Notes due 2017 (the “DTV 2017 Notes”), 1.750% Senior Notes due 2018 (the “DTV 2018 Notes”), 5.875% Senior Notes due 2019 (the “DTV 2019 Notes”), 5.200% Senior Notes due 2020 (the “DTV 2020 Notes”), 4.600% Senior Notes due 2021 (the “DTV 4.600% 2021 Notes”), 5.000% Senior Notes due 2021 (the “DTV 5.000% 2021 Notes”), 3.800% Senior Notes due 2022 (the “DTV 2022 Notes”), 4.450% Senior Notes due 2024 (the “DTV 2024 Notes”), 3.950% Senior Notes due 2025 (the “DTV 2025 Notes”), 6.350% Senior Notes due 2040 (the “DTV 6.350% 2040 Notes”), 6.000% Senior Notes due 2040 (the “DTV 6.000% 2040 Notes”), 6.375% Senior Notes due 2041 (the “DTV 2041 Notes”), 5.150% Senior Notes due 2042 (the “DTV 2042 Notes” and, together with the DTV 2017 Notes, the DTV 2018 Notes, the DTV 2019 Notes, the DTV 2020 Notes, the DTV 4.600% 2021 Notes, the DTV 5.000% 2021 Notes, the DTV 2022 Notes, the DTV 2024 Notes, the DTV 2025 Notes, the DTV 6.350% 2040 Notes, the DTV 6.000% 2040 Notes and the DTV 2041 Notes, the “DTV U.S. Notes”), 2.750% Senior Notes due 2023 (the “DTV 2023 Notes” or the “DTV Euro Notes”), 4.375% Senior Notes due 2029 (the “DTV 2029 Notes”) and 5.200% Senior Notes due 2033 (the “DTV 2033 Notes” and, together with the DTV 2029 Notes, the “DTV Sterling Notes” and, together with the DTV U.S. Notes and DTV Euro Notes (the “DTV Notes”)) issued by DIRECTV Holdings LLC, a Delaware limited liability company and DIRECTV Financing Co., Inc., a Delaware corporation (together, “DIRECTV”), each a wholly owned subsidiary of AT&T, for new notes issued by AT&T (as described below). Pursuant to the Exchange Offers, the aggregate principal amounts of the DTV Notes set forth below were validly tendered and accepted and subsequently cancelled:

(i)	$1,142,036,000 aggregate principal amount of DTV 2017 Notes;

(ii)	$692,898,000 aggregate principal amount of the DTV 2018 Notes;

(iii)	$941,574,000 aggregate principal amount of the DTV 2019 Notes;

(iv)	$1,154,265,000 aggregate principal amount of the DTV 2020 Notes;

(v)	$928,121,000 aggregate principal amount of the DTV 4.600% 2021 Notes;

(vi)	$1,430,468,000 aggregate principal amount of the DTV 5.000% 2021 Notes;

(vii)	$1,414,999,000 aggregate principal amount of the DTV 2022 Notes;

(viii)	$1,207,964,000 aggregate principal amount of the DTV 2024 Notes;

(ix)	$1,161,341,000 aggregate principal amount of the DTV 2025 Notes;

(x)	$490,483,000 aggregate principal amount of the DTV 6.350% 2040 Notes;

(xi)	$1,234,053,000 aggregate principal amount of the DTV 6.000% 2040 Notes;

(xii)	$984,126,000 aggregate principal amount of the DTV 2041 Notes;

(xiii)	$1,208,567,000 aggregate principal amount of the DTV 2042 Notes;

(xiv)	€426,539,000 aggregate principal amount of DTV 2023 Notes;

(xv)	£745,060,000 aggregate principal amount of DTV 2029 Notes; and

(xvi)	£342,401,000 aggregate principal amount of DTV 2033 Notes.

Following such cancellation, $759,105,000 aggregate principal amount of DTV U.S. Notes remain outstanding across the thirteen U.S. dollar series, €73,461,000 aggregate principal amount of DTV Euro Notes remain outstanding and £12,539,000 aggregate principal amount of DTV Sterling Notes remain outstanding across the two Sterling series.

In connection with the Exchange Offers, AT&T also solicited consents from holders of the DTV Notes to amend (the “Proposed Amendments”) the five indentures governing the DTV Notes (the “DTV Indentures”) and the DTV Notes, to, among other things (1) eliminate substantially all of the restrictive covenants; (2) eliminate certain Events of Default due to (a) the cross-default triggered by (i) payment defaults under any indebtedness of DIRECTV Holdings LLC or its subsidiaries aggregating $100 million or more or (ii) an Event of Default under other DTV Notes whether or not those DTV Notes are accelerated, (b) the cross-acceleration triggered by the acceleration of any indebtedness, other than DTV Notes, of DIRECTV Holdings LLC or its subsidiaries, the principal amount of which aggregates $100 million or more and (c) failure to pay judgments aggregating $100 million or more within 60 days; and (3) eliminate the change of control and ratings decline covenant. On the Settlement Date, DIRECTV, together with the guarantors signatory thereto and The Bank of New York Mellon Trust Company, N.A., as trustee, entered into a supplemental indenture to each of the DTV Indentures that govern the terms of the DTV Notes, to adopt the Proposed Amendments (the “Supplemental Indentures”). The Supplemental Indentures will govern the DTV Notes that remain outstanding after the settlement of the Exchange Offers.

In connection with the settlement of the Exchange Offers, AT&T issued (i) $1,141,906,000 aggregate principal amount of its 2.400% Global Notes due 2017 (the “2017 Notes”), (ii) $692,783,000 aggregate principal amount of its 1.750% Global Notes due 2018 (the “2018 Notes”), (iii) $941,502,000 aggregate principal amount of its 5.875% Global Notes due 2019 (the “2019 Notes”), (iv) $1,154,179,000 aggregate principal amount of its 5.200% Global Notes due 2020 (the “2020 Notes”), (v) $928,055,000 aggregate principal amount of its 4.600% Global Notes due 2021 (the “4.600% 2021 Notes”), (vi) $1,430,308,000 aggregate principal amount of its 5.000% Global Notes due 2021 (the “5.000% 2021 Notes”), (vii) $1,414,801,000 aggregate principal amount of its 3.800% Global Notes due 2022 (the “2022 Notes”), (viii) $1,207,937,000 aggregate principal amount of its 4.450% Global Notes due 2024 (the “2024 Notes”), (ix) $1,161,110,000 aggregate principal amount of its 3.950% Global Notes due 2025 (the “2025 Notes”), (x) $490,483,000 aggregate principal amount of its 6.350% Global Notes due 2040 (the “6.350% 2040 Notes”), (xi) $1,234,030,000 aggregate principal amount of its 6.000% Global Notes due 2040 (the “6.000% 2040 Notes”), (xii) $984,108,000 aggregate principal amount of its 6.375% Global Notes due 2041 (the “2041 Notes”), (xiii) $1,208,505,000 aggregate principal amount of its 5.150% Global Notes due 2042 (the “2042 Notes” and, together with the 2017 Notes, the 2018 Notes, the 2019 Notes, the 2020 Notes, the 4.600% 2021 Notes, the 5.000% 2021 Notes, the 2022 Notes, the 2024 Notes, the 2025 Notes, the 6.350% 2040 Notes, the 6.000% 2040 Notes and the 2041 Notes, the “U.S. Notes”), (xiv) €426,473,000 aggregate principal amount of its 2.750% Global Notes due 2023 (the “2023 Notes” or the “Euro Notes”), (xv) £745,000,000 aggregate principal amount of its 4.375% Global Notes due 2029 (the “2029 Notes”) and (xvi) £342,361,000 aggregate principal amount of its 5.200% Global Notes due 2033 (the “2033 Notes” and, together with the 2029 Notes, the “Sterling Notes” and, together with the U.S. Notes and Euro Notes (the “AT&T Notes”)), in exchange for the validly tendered and accepted DTV Notes. The AT&T Notes have been registered under the Securities Act of 1933, as amended (the “Act”) pursuant to a Registration Statement on Form S-4 (No. 333-209597) which was filed with the Securities and Exchange Commission (the “SEC”) on February 19, 2016, as amended by Amendment No. 1 filed on March 3, 2016, and became effective on March 11, 2016. The terms of the AT&T Notes are further described in AT&T’s Prospectus dated March 11, 2016, as filed with the SEC under Rule 424(b)(3) of the Act on that date. The issuance of the AT&T Notes occurred on March 21, 2016. The AT&T Notes are unsecured and unsubordinated obligations of AT&T and will rank equally with all other unsecured and unsubordinated indebtedness of AT&T issued from time to time.

The AT&T Notes are governed by the terms of an indenture, dated as of May 15, 2013, between AT&T and The Bank of New York Mellon Trust Company, N.A., as trustee.

The foregoing summaries of the Supplemental Indentures do not purport to be complete and are qualified in their entirety by reference to the complete terms of the Supplemental Indentures, copies of which are filed with this Current Report on Form 8-K as Exhibits 4.1 – 4.5, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

The following exhibits are filed as part of this report:

(d)	Exhibits

4.1	Third Supplemental Indenture, dated as of March 21, 2016, to the indenture, dated as of September 22, 2009, by and among DIRECTV Holdings LLC, DIRECTV Financing Co., Inc., the guarantors signatory thereto and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.2	Third Supplemental Indenture, dated as of March 21, 2016, to the indenture, dated as of March 11, 2010, by and among DIRECTV Holdings LLC, DIRECTV Financing Co., Inc., the guarantors signatory thereto and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.3	Sixth Supplemental Indenture, dated as of March 21, 2016, to the indenture, dated as of August 17, 2010, by and among DIRECTV Holdings LLC, DIRECTV Financing Co., Inc., the guarantors signatory thereto and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.4	Second Supplemental Indenture, dated as of March 21, 2016, to the indenture, dated as of March 8, 2012, by and among DIRECTV Holdings LLC, DIRECTV Financing Co., Inc., the guarantors signatory thereto and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.5	Eighth Supplemental Indenture, dated as of March 21, 2016, to the indenture, dated as of September 14, 2012, by and among DIRECTV Holdings LLC, DIRECTV Financing Co., Inc., the guarantors signatory thereto and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.6	Form of AT&T’s 2.400% Global Note due 2017.

4.7	Form of AT&T’s 1.750% Global Note due 2018.

4.8	Form of AT&T’s 5.875% Global Note due 2019.

4.9	Form of AT&T’s 5.200% Global Note due 2020.

4.10	Form of AT&T’s 4.600% Global Note due 2021.

4.11	Form of AT&T’s 5.000% Global Note due 2021.

4.12	Form of AT&T’s 3.800% Global Note due 2022.

4.13	Form of AT&T’s 2.750% Global Note due 2023.

4.14	Form of AT&T’s 4.450% Global Note due 2024.

4.15	Form of AT&T’s 3.950% Global Note due 2025.

4.16	Form of AT&T’s 4.375% Global Note due 2029.

4.17	Form of AT&T’s 5.200% Global Note due 2033.

4.18	Form of AT&T’s 6.350% Global Note due 2040.

4.19	Form of AT&T’s 6.000% Global Note due 2040.

4.20	Form of AT&T’s 6.375% Global Note due 2041.

4.21	Form of AT&T’s 5.150% Global Note due 2042.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AT&T INC.

Date: March 22, 2016	By:	/s/ Debra L. Dial
Debra L. Dial
Senior Vice President and Controller

Exhibit Index

Exhibit No.	Description

4.1	Third Supplemental Indenture, dated as of March 21, 2016, to the indenture, dated as of September 22, 2009, by and among DIRECTV Holdings LLC, DIRECTV Financing Co., Inc., the guarantors signatory thereto and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.2	Third Supplemental Indenture, dated as of March 21, 2016, to the indenture, dated as of March 11, 2010, by and among DIRECTV Holdings LLC, DIRECTV Financing Co., Inc., the guarantors signatory thereto and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.3	Sixth Supplemental Indenture, dated as of March 21, 2016, to the indenture, dated as of August 17, 2010, by and among DIRECTV Holdings LLC, DIRECTV Financing Co., Inc., the guarantors signatory thereto and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.4	Second Supplemental Indenture, dated as of March 21, 2016, to the indenture, dated as of March 8, 2012, by and among DIRECTV Holdings LLC, DIRECTV Financing Co., Inc., the guarantors signatory thereto and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.5	Eighth Supplemental Indenture, dated as of March 21, 2016, to the indenture, dated as of September 14, 2012, by and among DIRECTV Holdings LLC, DIRECTV Financing Co., Inc., the guarantors signatory thereto and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.6	Form of AT&T’s 2.400% Global Note due 2017.

4.7	Form of AT&T’s 1.750% Global Note due 2018.

4.8	Form of AT&T’s 5.875% Global Note due 2019.

4.9	Form of AT&T’s 5.200% Global Note due 2020.

4.10	Form of AT&T’s 4.600% Global Note due 2021.

4.11	Form of AT&T’s 5.000% Global Note due 2021.

4.12	Form of AT&T’s 3.800% Global Note due 2022.

4.13	Form of AT&T’s 2.750% Global Note due 2023.

4.14	Form of AT&T’s 4.450% Global Note due 2024.

4.15	Form of AT&T’s 3.950% Global Note due 2025.

4.16	Form of AT&T’s 4.375% Global Note due 2029.

4.17	Form of AT&T’s 5.200% Global Note due 2033.

4.18	Form of AT&T’s 6.350% Global Note due 2040.

4.19	Form of AT&T’s 6.000% Global Note due 2040.

4.20	Form of AT&T’s 6.375% Global Note due 2041.

4.21	Form of AT&T’s 5.150% Global Note due 2042.